EXHIBIT 8.1
LISTING OF SUBSIDIARIES

The following is a list of the Company’s subsidiaries as at December 31, 2021, excluding certain subsidiaries that in aggregate are not significant.

Name of Subsidiary	State or Jurisdiction of Incorporation	Proportion of Ownership Interest
Al Areesh L.L.C. (1)	Marshall Islands	29.7%
Al Daayen L.L.C. (1)	Marshall Islands	29.7%
Al Marrouna L.L.C. (1)	Marshall Islands	29.7%
Americas Spirit L.L.C.	Marshall Islands	29.8%
Arctic Spirit L.L.C. (1)	Marshall Islands	42.4%
Athens Spirit L.L.C.	Marshall Islands	29.8%
Atlanta Spirit L.L.C.	Marshall Islands	29.8%
Australian Spirit L.L.C.	Marshall Islands	29.8%
Axel Spirit L.L.C.	Marshall Islands	29.8%
Bahrain Spirit L.L.C. (1)	Marshall Islands	42.4%
Banff L.L.C.	Marshall Islands	100%
Barcelona Spirit L.L.C.	Marshall Islands	29.8%
Beijing Spirit L.L.C.	Marshall Islands	29.8%
Bermuda Spirit L.L.C. (1)	Marshall Islands	42.4%
Creole Spirit L.L.C. (1)	Marshall Islands	42.4%
DHJS Hull No. 2007-001 L.L.C. (1)	Marshall Islands	42.4%
DHJS Hull No. 2007-002 L.L.C. (1)	Marshall Islands	42.4%
Dilong Spirit L.L.C.	Marshall Islands	29.8%
Donegal Spirit L.L.C.	Marshall Islands	29.8%
Erik Spirit L.L.C.	Marshall Islands	29.8%
Esther Spirit L.L.C.	Marshall Islands	29.8%
Everest Spirit Holding L.L.C.	Marshall Islands	29.8%
Galway Spirit L.L.C.	Marshall Islands	29.8%
Helga Spirit L.L.C.	Marshall Islands	29.8%
Hummingbird Holdings L.L.C.	Marshall Islands	100%
Hummingbird Spirit L.L.C.	Marshall Islands	100%
Jiaolong Spirit L.L.C.	Marshall Islands	29.8%
Kaveri Spirit L.L.C.	Marshall Islands	29.8%
Limerick Spirit L.L.C.	Marshall Islands	29.8%
London Spirit L.L.C.	Marshall Islands	29.8%
Los Angeles Spirit L.L.C.	Marshall Islands	29.8%
Macoma L.L.C. (1)	Marshall Islands	42.4%
Magdala L.L.C. (1)	Marshall Islands	42.4%
Matterhorn Spirit L.L.C.	Marshall Islands	29.8%
Megara L.L.C. (1)	Marshall Islands	42.4%
Montreal Spirit L.L.C.	Marshall Islands	29.8%
Moscow Spirit L.L.C.	Marshall Islands	29.8%
Murex L.L.C. (1)	Marshall Islands	42.4%
Myrina L.L.C. (1)	Marshall Islands	42.4%
Nakilat Holdco L.L.C. (1)	Marshall Islands	29.7%
Naviera Teekay Gas II, S.L.U. (1)	Spain	42.4%
Naviera Teekay Gas III, S.L.U. (1)	Spain	42.4%
Naviera Teekay Gas IV, S.L.U. (1)	Spain	42.4%
Naviera Teekay Gas, S.L.U. (1)	Spain	42.4%
Oak Spirit L.L.C. (1)	Marshall Islands	42.4%
Petrojarl IV DA	Norway	100%
Pinnacle Spirit L.L.C.	Marshall Islands	29.8%
Polar Spirit L.L.C. (1)	Marshall Islands	42.4%
Remora AS	Norway	89.9%
Rio Spirit L.L.C.	Marshall Islands	29.8%
Sean Spirit L.L.C. (1)	Marshall Islands	42.4%

Seapeak Bahrain Operations L.L.C. (fka. Teekay LNG Bahrain Operations L.L.C.) (1)	Bahrain	42.4%
Seapeak LLC (fka. Teekay LNG Partners L.P.) (1) (2)	Marshall Islands	42.4%
Seapeak Maritime Chartering L.L.C. (fka. Teekay LNG Chartering L.L.C.) (1)	Marshall Islands	42.4%
Seapeak Maritime Gas Group Ltd. (fka. Teekay Gas Group Ltd.) (1)	Marshall Islands	42.4%
Seapeak Maritime Holdco L.L.C. (fka. Teekay LNG Holdco L.L.C.) (1)	Marshall Islands	42.4%
Seapeak Maritime Operating L.L.C. (fka. Teekay LNG Operating L.L.C.) (1)	Marshall Islands	42.4%
Seapeak Maritime Project Services L.L.C. (fka. Teekay LNG Project Services L.L.C.) (1)	Marshall Islands	42.4%
Seoul Spirit L.L.C.	Marshall Islands	29.8%
Shenlong Spirit L.L.C.	Marshall Islands	29.8%
Sonoma L.L.C. (1)	Marshall Islands	42.4%
SP Maritime (Canada) Inc. (1)	Canada	42.4%
STX Hull No. S1672 L.L.C.	Marshall Islands	29.8%
Summit Spirit L.L.C.	Marshall Islands	29.8%
Sydney Spirit L.L.C.	Marshall Islands	29.8%
T.I.L. Holdings Ltd.	Marshall Islands	29.8%
T.I.L. I L.L.C.	Marshall Islands	29.8%
T.I.L. II L.L.C.	Marshall Islands	29.8%
T.I.L. III L.L.C.	Marshall Islands	29.8%
T.I.L. IV L.L.C.	Marshall Islands	29.8%
T.I.L. IX L.L.C.	Marshall Islands	29.8%
T.I.L. V L.L.C.	Marshall Islands	29.8%
T.I.L. VI L.L.C.	Marshall Islands	29.8%
T.I.L. VII L.L.C.	Marshall Islands	29.8%
T.I.L. VIII L.L.C.	Marshall Islands	29.8%
T.I.L. X L.L.C.	Marshall Islands	29.8%
T.I.L. XI L.L.C.	Marshall Islands	29.8%
T.I.L. XII L.L.C.	Marshall Islands	29.8%
T.I.L. XIII L.L.C.	Marshall Islands	29.8%
T.I.L. XIV L.L.C.	Marshall Islands	29.8%
Taizhou Hull No. WZL 0501 L.L.C. (1)	Marshall Islands	42.4%
Taizhou Hull No. WZL 0502 L.L.C. (1)	Marshall Islands	42.4%
Taizhou Hull No. WZL 0503 L.L.C. (1)	Marshall Islands	42.4%
Tangguh Hiri Finance Limited (1)	United Kingdom	29.7%
Tangguh Hiri Operating Limited (1)	United Kingdom	29.7%
Tangguh Sago Finance Limited (1)	United Kingdom	29.7%
Tangguh Sago Operating Limited (1)	United Kingdom	29.7%
Tanker Investments Ltd.	Marshall Islands	29.8%
Teekay BLT Corporation (1)	Marshall Islands	29.7%
Teekay BLT Finance Corporation (1)	Marshall Islands	29.7%
Teekay Business Process Services, Inc.	Philippines	100%
Teekay Chartering Limited	Marshall Islands	29.8%
Teekay Cyprus Limited	Cyprus	100%
Teekay Finance Limited	Bermuda	100%
Teekay GP L.L.C. (1)	Marshall Islands	100%
Teekay Holdings Australia Pty Ltd.	Australia	100%
Teekay Holdings Limited	Bermuda	100%
Teekay Hummingbird Production Limited	United Kingdom	100%
Teekay Lightering Services L.L.C.	Marshall Islands	100%
Teekay Luxembourg S.A.R.L. (1)	Luxembourg	42.4%
Teekay Marine (Singapore) Pte. Ltd.	Singapore	29.8%
Teekay Marine Holdings Ltd.	Marshall Islands	29.8%
Teekay Marine Ltd.	Marshall Islands	29.8%
Teekay Marine Resources Pty Ltd.	Australia	100%
Teekay Marine Solutions Inc.	USA	29.8%

Teekay Nakilat (II) Limited (1)	United Kingdom	29.7%
Teekay Nakilat Corporation (1)	Marshall Islands	29.7%
Teekay Nakilat Holdings (III) Corporation (1)	Marshall Islands	42.4%
Teekay Nakilat Holdings Corporation (1)	Marshall Islands	42.4%
Teekay Petrojarl Floating Production (UK) Ltd.	United Kingdom	100%
Teekay Service Holdings Cooperatief U.A.	Netherlands	100%
Teekay Services Ltd.	Bermuda	100%
Teekay Shipbuilding Supervision Services L.L.C.	Marshall Islands	100%
Teekay Shipping (Australia) Pty Ltd.	Australia	100%
Teekay Shipping (Canada) Ltd.	Canada	100%
Teekay Shipping (Glasgow) Ltd. (1)	United Kingdom	100%
Teekay Shipping (India) Private Limited	India	100%
Teekay Shipping (Singapore) Pte. Ltd.	Singapore	100%
Teekay Shipping (UK) Ltd.	United Kingdom	100%
Teekay Shipping (USA) Inc.	USA	100%
Teekay Shipping Limited (1)	Bermuda	100%
Teekay Shipping Philippines Inc.	Philippines	100%
Teekay Spain S.L.U. (1)	Spain	42.4%
Teekay Tangguh Borrower L.L.C. (1)	Marshall Islands	42.4%
Teekay Tangguh Holdings Corporation (1)	Marshall Islands	42.4%
Teekay Tanker Operations Ltd.	Marshall Islands	29.8%
Teekay Tankers Chartering L.L.C.	Marshall Islands	29.8%
Teekay Tankers Chartering Pte. Ltd.	Singapore	29.8%
Teekay Tankers Holdings Ltd.	Marshall Islands	29.8%
Teekay Tankers HZ Hull No. H 1586 L.L.C.	Marshall Islands	29.8%
Teekay Tankers HZ Hull No. H 1587 L.L.C.	Marshall Islands	29.8%
Teekay Tankers HZ Hull No. H 1592 L.L.C.	Marshall Islands	29.8%
Teekay Tankers HZ Hull No. H 1593 L.L.C.	Marshall Islands	29.8%
Teekay Tankers Ltd. (3)	Marshall Islands	29.8%
Teekay Tankers TS Hull No. S-1415 L.L.C.	Marshall Islands	29.8%
Teekay Workboats L.L.C.	USA	29.8%
Tianlong Spirit L.L.C.	Marshall Islands	29.8%
Tokyo Spirit L.L.C.	Marshall Islands	29.8%
Torben Spirit L.L.C. (1)	Marshall Islands	42.4%
TPO AS	Norway	100%
TPO Investments Inc.	Marshall Islands	100%
Ugland Stena Storage AS	Norway	100%
Yamal Spirit L.L.C. (1)	Marshall Islands	42.4%
Yamuna Spirit L.L.C.	Marshall Islands	29.8%
Zenith Spirit L.L.C.	Marshall Islands	29.8%
Zhonghua Hull No. 451 L.L.C. (1)	Marshall Islands	42.4%

(1)This entity no longer constitutes a consolidated subsidiary of Teekay Corporation, following the Company's sale of the Teekay Gas Business, including all of its interest in Seapeak LCC (fka. Teekay LNG Partners L.P.), in January 2022.
(2)The partnership is controlled by its general partner. Teekay Corporation has a 100% beneficial ownership in the general partner. In limited cases, approval of a majority or supermajority of the common unitholders (in some cases excluding units held by the general partner and its affiliates) is required to approve certain actions. Effective on February 25, 2022, Teekay LNG Partners L.P. converted from a limited partnership formed under the laws of the Republic of the Marshall Islands into a limited liability company formed under the laws of the Republic of the Marshall Islands, and changed its name from “Teekay LNG Partners L.P.” to “Seapeak LLC”.
(3)Proportion of voting power held is 54.7%.